Exhibit 99.1

Rithm Capital Agrees to Acquire Paramount For $1.6 Billion

Acquisition Will Provide Rithm with Class A Office Portfolio at Scale in Premier Markets at Attractive Levels

Expands and Diversifies Rithm’s Commercial Real Estate Footprint and Asset Management Capabilities

Rithm to Host Investor Conference Call to Discuss Transaction Today at 8:30 a.m. ET

NEW YORK – September 17, 2025 – Rithm Capital Corp. (“Rithm” or “Rithm Capital”), a global alternative asset manager, announced today that it has entered into a definitive agreement to acquire Paramount Group, Inc. (NYSE: PGRE) (“Paramount” or the “Company”), a vertically-integrated real estate investment trust that owns, operates, manages, and redevelops Class A office properties in New York City and San Francisco, for total cash consideration to Paramount shareholders of approximately $1.6 billion. Paramount’s portfolio includes 13 owned and 4 managed high quality office assets, totaling more than 13.1 million square feet, 85.4% of which is currently leased as of June 30, 2025.

Under the terms of the agreement, which has been approved by the Boards of Directors of both companies, Rithm will acquire all of the outstanding shares of Paramount common stock for $6.60 per fully diluted share. Rithm expects to fund the transaction with a combination of cash and liquidity from Rithm’s balance sheet and potential opportunities from co-investors. The addition of the Paramount portfolio will create new opportunities for investors to access Rithm’s real estate platform and bolster Rithm’s asset management business.

“We believe the acquisition of Paramount is a generational opportunity that will serve as a springboard to build out our commercial real estate and asset management platform and expands our owner-operator model,” said Michael Nierenberg, Chief Executive Officer of Rithm. “The Paramount portfolio is situated in cities where we have a strong conviction in the recovery of office market fundamentals, including improving rent rolls, a more favorable interest rate environment, and increasing demand. We believe Rithm’s asset management business is well-positioned to create value in the commercial real estate market, with a growing footprint of high-quality office assets and the expert urban development and complimentary office management capabilities of our GreenBarn team and broader platform.”

“We are incredibly proud of the high-quality portfolio we’ve built and believe strongly in its intrinsic value,” said Martin Bussmann, Lead Independent Director of Paramount. “Together, the Board and management team have found an ideal partner in Rithm, which offers the financial scale needed to improve our fundamental operating performance. After an extensive process and evaluation of a range of strategic alternatives, we are pleased to have reached this agreement which will deliver immediate, full and fair value to our shareholders.”

The transaction is expected to close in late Q4 2025, subject to customary closing conditions, including the approval of Paramount’s common stockholders.

Conference Call Details

Rithm Capital’s management will host a conference call today, September 17, 2025 at 8:30 A.M. Eastern Time. The conference call may be accessed by dialing 1-833-974-2382 (from within the U.S.) or 1-412-317-5787 (from outside of the U.S.) ten minutes prior to the scheduled start of the call.

In addition, participants are encouraged to pre-register for the conference call at https://dpregister.com/sreg/10202924/ffe773c710. A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.rithmcap.com. Please allow extra time prior to the call to visit the website and download any necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available two hours following the call’s completion through 11:59 P.M. Eastern Time on September 23, 2025 by dialing 1-877-344-7529 (from within the U.S.) or 1-412-317-0088 (from outside of the U.S.); please reference access code “1692979”.

Advisors

UBS Investment Bank and Citigroup Global Markets Inc. are acting as financial advisors to Rithm, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Rithm. Newmark Group and Eastdil Secured L.L.C. are acting as real estate advisors to Rithm. BofA Securities is acting as exclusive financial advisor to Paramount and a Transaction Committee of the Board, comprised of independent directors, and rendered an opinion that the transaction is fair to Paramount shareholders from a financial perspective. Latham & Watkins LLP is acting as legal counsel to Paramount.

About Rithm Capital

Rithm Capital Corp. is a global alternative asset manager with significant experience managing credit and real estate assets. The firm combines deep institutional expertise with an entrepreneurial culture that drives innovation and disciplined growth across multiple market segments. Rithm’s integrated investment platform spans across asset-based finance, lending across residential and commercial real estate, mortgage servicing rights (MSRs) and structured credit. Through subsidiaries such as Newrez, Genesis Capital, and Sculptor Capital Management, Rithm has established a unique owner-operator model, capable of sourcing, financing, and actively managing debt and equity investments, to drive value for shareholders and investors.

About Paramount

Headquartered in New York City, Paramount is a fully integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York City and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

Contacts

Rithm Capital

Media: Jonathan Gasthalter/Mark Semer

Gasthalter & Co.

212-257-4170

rithm@gasthalter.com

Investors:

Investor Relations

(212) 850-7770

ir@rithmcap.com

Paramount

Investors:

Tom Hennessy

Vice President, Business Development & Investor Relations

212-237-3138

ir@pgre.com

Media:

212-492-2285

pr@pgre.com

Additional Information and Where to Find It

The proposed transaction is expected to be submitted to the stockholders of Paramount for their consideration and approval at a special meeting. In connection with the proposed transaction, Paramount will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Paramount will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This document is not a substitute for the proxy statement or any other document which Paramount may file with the SEC. INVESTORS AND SECURITY HOLDERS OF PARAMOUNT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT PARAMOUNT FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by Paramount with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.pgre.com or by contacting the Company’s Investor Relations by email at ir@pgre.com.

Participants in the Solicitation

Paramount and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the proposed transaction. Information about Paramount’s directors and executive officers and their ownership of Paramount’s securities is set forth in Paramount’s proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this release regarding the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, future opportunities for Paramount and Rithm, and any other statements regarding the Paramount’s or Rithm’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of, and subject to the safe harbor created by, the U.S. Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” and “increases,” and similar expressions.

All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Although Paramount and Rithm believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Paramount or Rithm can give any assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with Paramount’s ability to obtain the stockholder approval required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, (iv) unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on each of Rithm’s and the Company’s respective businesses, the response of business partners and competitors to the announcement of the proposed transaction, potential difficulties with Paramount’s ability to retain and hire key personnel and maintain relationships with tenants and other third parties as a result of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction, (v) changes affecting the real estate industry and changes in market and economic conditions, including tariffs, geopolitical tensions and elevated inflation and interest rates that may adversely impact Paramount or its tenants, (vi) trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing (vii) increased or unanticipated competition in the real estate market, (viii) the uncertainties of real estate development, acquisition and disposition activity, (ix) maintenance of real estate investment trust (“REIT”) status, (x) fluctuations in interest rates and the costs and availability of financing, (xi) the ability to enter into new leases or renew leases on favorable terms, (xii) dependence on tenants’ financial condition, and (xiii) those additional risks and factors discussed in reports filed with the SEC by Paramount and Rithm from time to time, including those discussed under the heading “Risk Factors” in each of their most recent annual and quarterly reports and other filings filed with the U.S Securities and Exchange Commission (the “SEC”), which are available on both companies’ websites (www.rithmcap.com and www.pgre.com). Forward-looking statements speak only as of the date they are made, and neither Paramount or Rithm undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Investors should not place undue reliance upon forward-looking statements.